Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
December 31, 1997



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.5380%



        Excess Protection Level
          3 Month Average 5.22%
          December, 1997 5.25%
          November, 1997  4.97%
          October, 1997 5.44%


        Cash Yield18.25%


        Investor Charge Offs 4.64%


        Base Rate 8.36%


        Over 35 Day Delinquency 4.81%


        Seller's Interest16.15%


        Total Payment Rate13.29%


        Total Principal Balance$34,934,847,924.76


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$5,643,513,406.27